EXHIBIT 10.16

                Bedford Property Investors, Inc.

                      AMENDED AND RESTATED
                      EMPLOYEE STOCK PLAN

(formerly the Employee Stock Option Plan, effective May 20, 1985, amended April 15, 1986 and June 9, 1993
      and amended and restated effective January 1, 1998)

             In order to attract and retain the services of qualified individuals for positions of responsibility and to secure for the Company the benefits of the incentives inherent in increased ownership of Common Stock by such individuals, the Company hereby authorizes grants of Stock Options, Stock Appreciation Rights and Restricted Stock to the officers, employees and consultants of the Company and its subsidiaries. Any capitalized term used herein without definition in the section where first used shall have the meaning ascribed to such term in Section 12.

             1. Administration. The Committee will be responsible for administering the Plan. The Committee will have authority to adopt such rules as it may deem appropriate to carry out the purposes of the Plan, and shall have authority to interpret and construe the provisions of the Plan and any agreements and notices under the Plan and to make determinations pursuant to any Plan provision. Each interpretation, determination or other action made or taken by the Committee pursuant to the Plan shall be final and binding on all persons. The Committee shall not be liable for any action or determination made in good faith, and shall be entitled to indemnification and reimbursement in the manner provided in the Company's certificate of incorporation and by-laws as such documents may be amended from time to time. The Committee shall have the full power and authority, subject to the express provisions hereof, to select Participants from the Eligible Individuals and to make Awards in accordance with the Plan.

             2.   Shares Available.  Subject to the provisions of
Section 9(b) of the Plan, the maximum number of shares of Common Stock
which may be issued under the Plan shall not exceed [               ]
shares (the "Limit"). Authorized and unissued shares of Common Stock may be delivered pursuant to the Plan. For purposes of determining the number of shares that remain available for issuance under the Plan, the following rules shall apply:

             (a) the number of Shares subject to outstanding Awards shall be charged against the Limit; and

             (b)  the Limit shall be increased by:

                  (i) the number of shares subject to an Award (or portion thereof) which lapses, expires or is otherwise terminated without the issuance of such shares or is settled by the delivery of consideration other than shares,

                  (ii) the number of shares tendered to pay the exercise price of a Stock Option or other Award, and

                  (iii)     the number of shares withheld from any
        Award or contributed by a Participant to satisfy a Participant's tax withholding obligations.

             3.   Eligible Individuals3.   Eligible Individuals.

             (a) Eligibility Criteria. Awards may be granted by the Committee to individuals ("Eligible Individuals") who are officers or other employees or consultants of the Company or a Subsidiary with the potential to contribute to the future success of the Company or its Subsidiaries. Members of the Compensation Committee will not be permitted to receive Awards under the Plan.

             (b)  Maximum Number of Shares per Eligible Individual(b)
        Maximum Number of Shares per Eligible Individual.   In
accordance with the requirements under Section 162(m) of the Code, no Eligible Individual shall receive grants of Awards with respect to an aggregate of more than 400,000 shares of Common Stock in respect of any fiscal year of the Company. For purposes of the preceding sentence, any Award that is made as bonus compensation, or is made in lieu of compensation that otherwise would be payable to an Eligible Individual, shall be considered made in respect of the fiscal year to which such bonus or other compensation relates or otherwise was earned.

             4. Awards Generally. Awards under the Plan may consist of Stock Options, Stock Appreciation Rights and Restricted Stock. The terms and provisions of an Award shall be set forth in a written Award Agreement approved by the Committee and delivered or made available to the Participant as soon as practicable following the date of the Award. The vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Committee and set forth in the
applicable Award Agreement.   Notwithstanding the foregoing, the
Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Option or Stock Appreciation Right first becomes exercisable. The date of a Participant's termination of employment for any reason shall be determined in the sole discretion of the Committee. The Committee shall also have full authority to determine and specify in the applicable Award Agreement the effect, if any, that a Participant's termination of employment for any reason will have on the vesting, exercisability, payment or lapse of restrictions applicable to an outstanding Award.

          5.   Stock Options. Stock Options.

          (a)  Terms of Stock Options Generally.  Subject to the
terms of the Plan and the applicable Award Agreement, each Stock Option shall entitle the Participant to whom such Stock Option was granted to purchase the number of shares of Common Stock specified in the applicable Award Agreement and shall be subject to the terms and conditions established by the Committee in connection with the Award
and specified in the applicable Award Agreement.   Upon satisfaction
of the conditions to exercisability specified in the applicable Award Agreement, a Participant shall be entitled to exercise the Stock Option in whole or in part and to receive, subject to the terms of the Award Agreement, upon satisfaction or payment of the exercise price or an irrevocable notice of exercise in the manner contemplated by
Section 5(d) below, the number of shares of Common Stock in respect of which the Stock Option shall have been exercised. Stock Options may be either Nonqualified Stock Options or Incentive Stock Options.

          (b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the Award
Agreement, provided, that the exercise price per share shall be no less than 85% of the Fair Market Value per share on the date of grant.

          (c) Option Term. The term of each Stock Option shall be fixed by the Committee and set forth in the Award Agreement; provided, however, that a Stock Option shall not be exercisable after the expiration of ten years after the date the Stock Option is granted.

          (d) Method of Exercise. Subject to the provisions of the applicable Award Agreement, the exercise price of a Stock Option may be paid (i) by personal check, bank draft or postal or express money order (such modes of payment are collectively referred to as Acash@) payable to the order of the Company in U.S. dollars, (ii) by delivery of previously owned shares of Common Stock, (iii) by a combination thereof and (iv) if the applicable Award Agreement so provides, in whole or in part through the withholding of shares subject to the Stock Option with a value equal to the exercise price. Payment of the exercise price in shares of Common Stock shall be made (i) by delivering to the Company the share certificate(s) representing the required number of shares, with the Participant signing his or her name on the back or by attaching executed stock powers (the signature of the Participant must be guaranteed in either case) or
(ii) attesting to ownership of a sufficient number of shares of Common Stock. In addition to the exercise methods described above, a Participant may exercise a Stock Option through a procedure whereby the Participant delivers to the Company an irrevocable notice of exercise in exchange for the Company issuing the shares of Common Stock subject to the Stock Option to a broker previously designated or approved by the Company, subject to such rules and procedures as the Committee may determine (for purposes of such a transaction the value of shares of the Common Stock shall be deemed to equal the Fair Market Value of the Common Stock on the date of exercise of the Stock Option).

          (e) Limitation on Exercise. No Option shall be exercisable unless the Common Stock subject thereto has been registered under the Securities Act and qualified under applicable state "blue sky" laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the Securities Act and from qualification under such state "blue sky" laws is available.

          (f) Issuance of Shares. Subject to the foregoing conditions and the terms of the applicable Award Agreement, as soon as reasonably practicable after its receipt of a proper notice of exercise and payment of the exercise price of the Stock Option for the number of shares with respect to which the Stock Option is exercised, the Company shall deliver to the Participant, at the principal office of the Company or at such other location as may be acceptable to the Company and the Participant, one or more stock certificates for the appropriate number of shares of Common Stock issued in connection with such exercise. Shares sold in connection with a broker-assisted Acashless exercise@ shall be delivered to the broker designated or appointed by the Company in the time and manner described in Section 5(d) above. Any such shares shall be fully paid and nonassessable.

          6. Stock Appreciation Rights. Stock Appreciation Rights shall be subject to the terms and conditions established by the Committee in connection with the Award thereof and specified in the
applicable Award Agreement.   Upon satisfaction of the conditions to
the payment specified in the applicable Award Agreement, each Stock Appreciation Right shall entitle a Participant to an amount, if any, equal to the Fair Market Value of a share of Common Stock on the date of exercise over the Stock Appreciation Right exercise price specified in the applicable Award Agreement. At the discretion of the Committee, payments to a Participant upon exercise of a Stock Appreciation Right may be made in Shares, cash or a combination thereof. A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option. Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be cancelled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be cancelled automatically to the extent of the number of shares covered by the Stock Option exercise.

          7.   Restricted Stock Awards.

          (a) Grant of Awards. The Committee may grant Restricted Stock under the Plan in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. The vesting of Restricted Stock granted under the Plan may be conditioned upon the completion of a specified period of employment with the Company or any Affiliate, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

          (b) Payment. Each Award Agreement with respect to a grant of Restricted Stock shall set forth the amount (if any) to be paid by the grantee with respect to such award. If a grantee makes any payment for Restricted Stock which does not vest, appropriate payment may be made to the grantee following the forfeiture of such award on such terms and conditions as the Committee may determine.

          (c) Forfeiture upon Termination of Employment. Each Award Agreement with respect to a grant of Restricted Stock award shall set forth such terms and conditions as the Committee may determine regarding the vesting and forfeiture of Restricted Stock.

          (d) Issuance of Shares. The Committee may provide that one or more certificates representing Restricted Stock shall be registered in the grantee's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the terms and conditions of the Plan and the applicable Plan agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the grantee until such shares vest or are forfeited, all on such terms and conditions as the Committee may determine. Unless the applicable Award Agreement otherwise provides, no Restricted Stock may be assigned, transferred, otherwise encumbered or disposed of by the grantee until such Restricted Stock has vested in accordance with the terms of such award. Subject to the provisions of Section 11(d), as soon as practicable after any Restricted Stock vests, the Company shall issue or reissue to the grantee (or to the grantee's estate in the event of the grantee's death) one or more certificates for the Common Stock represented by such Award.

          8.   Change in Control.

          Anything in the Plan to the contrary notwithstanding, in the event of a Change in Control of the Company, any Awards outstanding as of the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested; provided, however, that if the Committee shall receive an opinion from a nationally recognized firm of accountants to the Company that the accelerated vesting of some or all of the Awards will prohibit the utilization of "pooling of interests" accounting in connection with the transaction resulting in the Change in Control of the Company, then such Awards shall not become fully exercisable and vested upon the Change in Control.

          9.   Recapitalization or Reorganization

          (a) Authority of the Company and Stockholders. The existence of the Plan shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) Change in Capitalization. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares (a "Change in Capitalization"), (i) such proportionate adjustments as may be necessary (in the form determined by the Committee in its sole discretion) to reflect such change shall be made to prevent dilution or enlargement of the rights of Participants under the Plan with respect to the aggregate number of shares of Common Stock authorized to be awarded under the Plan, the number of shares of Common Stock covered by each outstanding Option and the exercise prices in respect thereof and the number of shares of Common Stock covered by future Option grants and (ii) the Committee may make such other adjustments, consistent with the foregoing, as it deems appropriate in its sole discretion.

          (c) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each outstanding Award will vest and become exercisable on a date prior to the consummation of the proposed action that is reasonably sufficient to enable the Participants to exercise their Awards.

          10.  Termination and Amendment of the Plan

          (a) Termination. The Plan shall terminate upon the first to occur of (i) the adoption of a resolution of the Board terminating the Plan or (ii) April 30, 2003 (the ATermination Date@). Following the Termination Date, no further grants of Awards shall be made pursuant to the Plan.

          (b) General Power of Board. Notwithstanding anything herein to the contrary, the Board may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part; provided, however, that no such termination, modification, suspension or amendment shall be effective without stockholder approval if such approval is required to comply with any applicable law or stock exchange rule; and provided further that the Board may not, without stockholder approval, increase the maximum number of shares issuable under the Plan except as provided in Section 9(b) above.

          (c) When Participants= Consents Required. The Board may not alter, amend, suspend, or terminate the Plan without the consent of any Participant to the extent that such action would adversely affect his or her rights with respect to Awards that have previously been granted.

          11.  Miscellaneous

          (a) No Right to Grants or Employment. No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time, with or without cause.

          (b) Unfunded Plan. The Plan is intended to constitute an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.

          (c) Other Employee Benefit Plans. Payments received by a Participant under any Award made pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company.

          (d) Securities Law Restrictions. The Committee may require each Participant purchasing or acquiring shares of Common Stock pursuant to the Plan to agree with the Company in writing that such Participant is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or the New York Stock Exchange and any other exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

          (e) Expenses. The costs and expenses of administering the Plan shall be borne by the Company.

          (f) Tax Withholding. Where applicable, upon the exercise or vesting of an Award, the Company shall be entitled to require as a condition to delivery of Common Stock or cash that a Participant remit, or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all federal, state and local withholding and employment tax requirements relating to such exercise or vesting. A Participant will be entitled to elect to have the Company withhold from the Common Stock to be delivered upon the exercise or vesting of an Award, or to elect to deliver to the Company from shares of Common Stock owned separately by the Participant, a sufficient number of such shares of Common Stock to satisfy the federal, state and local withholding and employment tax obligations relating to the Participant's exercise of the Award or the Award's vesting (and the Company's withholding obligations) to the extent permitted under rules and regulations adopted by the Committee and in effect at the time of such exercise or vesting. In such case, the Common Stock withheld or the Common Stock surrendered will be valued at the Fair Market Value on the date of exercise or vesting determined in accordance with the Plan.

          (g) Loans. On such terms and conditions as shall be approved by the Committee, the Company may directly or indirectly lend money to a Participant to accomplish the purposes of the Plan, including to assist such Participant to acquire or carry shares of Common Stock acquired upon the exercise of Stock Options granted hereunder, and the Committee may also separately lend money to any Participant to pay taxes with respect to any of the transactions contemplated by the Plan.

          (h) Stockholder Rights. A Participant shall have no rights as a stockholder with respect to any shares of Common Stock issuable upon exercise of a Stock Option or a Stock Appreciation Right until a certificate evidencing such shares shall have been issued to the Participant, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof.

          (i)  Compliance with Rule 16b-3.

               (i) The Plan is intended to comply with Rule 16b-3 under the Exchange Act or its successors under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. To the extent any provision of the Plan or Award Agreement or any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan or an Award Agreement does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into the Plan or such Award Agreement insofar as Participants subject to Section 16 of the Exchange Act are concerned.

               (ii) Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to
     Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability.

          (j) Award Agreement. In the event of any conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

          (k) Governing Law. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to conflicts of law principles.

          12.  Definitions.

          "Annual Meeting" means an annual meeting of the Company's stockholders.

          "Award" means an award made pursuant to the terms of the Plan to an Eligible Individual in the form of Stock Options, Stock Appreciation Rights or Restricted Stock (including all grants of Restricted Stock made by the Company during calendar year 1997).

          "Award Agreement" means a written agreement or certificate granting an Award. An Award Agreement shall be executed by an officer on behalf of the Company and shall contain such terms and conditions as the Committee deems appropriate and that are not inconsistent with the terms of the Plan. The Committee may in its discretion require that an Award Agreement be executed by the Participant to whom the relevant Award is made.

          "Board" means the Board of Directors of the Company.

          "Change in Control" shall mean the occurrence of any of the following:

          (i) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under
     Section 14(d)(2) of the Exchange Act (other than (A) AEW Capital Management, (B) the Company or any of its subsidiaries or (C) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any of its subsidiaries), is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company;

          (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least three-fourths (:) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

          (iii) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company, in each case with respect to which the stockholders of the Company immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such transaction; or

          (iv) all or substantially all of the assets of the Company are sold, liquidated or distributed.

          "Code" means the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations promulgated thereunder.

          "Committee" means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed by the Board to administer the Plan.

          "Common Stock" means the common stock of the Company, par value $0.02 per share.

          "Company" means Bedford Property Investors, Inc., a
     Maryland corporation, or any successor to substantially all of its business.

          "Effective Date" shall mean January 1, 1998.

          "Eligible Individuals" means the individuals described in
     Section 3 who are eligible for Awards under the Plan.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations promulgated thereunder.

          "Fair Market Value" means the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on the New York Stock Exchange or any other established stock exchange or a national market system (including without limitation the Nasdaq National Market), its Fair Market Value shall be the mean between the high and low sales prices for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) for the date of determination or, if the date of determination is not a trading day, the immediately preceding trading day, as reported in The Wall Street Journal or such other source as the Committee deems reliable.

         (ii) If the Common Stock is regularly quoted on the Nasdaq system (but not on the Nasdaq National Market) or quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock on the date of determination or, if there are no quoted prices on the date of determination, on the last day on which there are quoted prices prior to the date of determination.

         (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

         "Incentive Stock Option" means a Stock Option which is an "incentive stock option" within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an Award Agreement.

         "Nonqualified Stock Option" means a Stock Option which is not an Incentive Stock Option.

         "Participant" means an Eligible Individual to whom an Award has been granted under the Plan.

         "Plan" means the Bedford Property Investors, Inc. Amended and Restated Employee Stock Plan.

         "Restricted Stock" means an Award to receive a specified number of shares of Common Stock granted to an Eligible
     Individual pursuant to Section 7 hereof.

         "Stock Appreciation Right" means an Award to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 6 hereof.

         "Stock Option" means an Award to purchase shares of Common Stock granted to an Eligible Individual pursuant to Section 5 hereof.

         "Subsidiary" means any corporation which is a "subsidiary corporation" within the meaning of Section 424(f) of the Code with respect to the Company.

         13. Effective Date. The amendments to the Plan set forth herein by restatement shall be effective as of the Effective Date, subject to the approval thereof by the stockholders of the Company by no later than the next Annual Meeting to occur after the Effective Date. If such stockholder approval is not obtained on or before the date of such Annual Meeting, the amendments to the Plan herein shall be void ab initio.